FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2024
Financial Instruments
SCHEDULE OF MAXIMUM EXPOSURE TO CREDIT RISK FOR TRADE AND OTHER RECEIVABLES

The maximum exposure to credit risk for trade and other receivables at the reporting date by geographic region was as follows:

(in thousands)	December 31, 2024	December 31, 2023
EMEA	$268	$134
North America	1,136	1,047
Total	$1,404	$1,181

SCHEDULE OF EXPOSURE TO FOREIGN CURRENCY RISK

(In USD thousands)	USD	NIS	CAD	Total
Financial assets and financial liabilities:
Current assets
Cash	$113	$36	$53	$182
Trade receivables	942	213	249	1,405
Advance to suppliers	34	-	-	34
Loan term deposit	-	182	-	182
Current liabilities
Loans from financial institutions	(2,077)	-	-	(2,077)
Sales of future receipts	(1,688)	-	-	(1,688)
Accounts payable and accrued liabilities	(2,141)	(2,884)	(331)	(5,356)
Warrants and preferred shares liabilities	(1,070)	-	-	(1,070)

Total	$(5,887)	$(2,453)	$(29)	$(8,388)

10% fluctuation in exchange rate	$(589)	$(245)	$(3)	$(839)